SIXTH AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------


         THIS SIXTH AMENDMENT, dated this day of January, 1999, is between TOTAL RESEARCH CORPORATION, a Delaware corporation (the "Borrower"); and SUMMIT BANK, a New Jersey bank formerly known as United Jersey Bank (the "Bank").

                              PRELIMINARY STATEMENT
                              ---------------------

         A. The parties hereto entered into the Amended and Restated Credit Agreement dated as of December 28, 1995 (the "Original Agreement"), as the same has heretofore been amended by the Amendment to Amended and Restated Credit Agreement dated as of October 10, 1996 (the "First Amendment") and the Second Amendment to Amended and Restated Credit Agreement dated as of February 10, 1998 (the "Second Amendment") and the Third Amendment to Amended and Restated Credit Agreement dated as of July 17, 1998 (the "Third Amendment"), and the Fourth Amendment dated as of August 18, 1998 (the "Fourth Amendment"), and the Fifth Amendment dated as of September 18, 1998 (the "Fifth Amendment"). The Original Agreement, as amended by the First, Second, Third, Fourth and Fifth Amendments, shall hereinafter be called the "Credit Agreement".

         B. The Borrower and the Bank wish to extend the termination dates of both the revolving line of credit and the equipment line of credit under the Credit Agreement from December 29, 1998 to September 30, 1999, and make certain other modifications to the terms and conditions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises, and of the mutual promises and covenants set forth herein, the parties hereto agree as follows:



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         1.       Definitions.
                  ------------

                  (A) All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  (B) As used herein, the following terms shall have the respective meanings set forth below:

                  "Agreement" means  the  Credit  Agreement, as modified hereby, and as the same may hereafter be amended from time to time.
                  "Facility B Expiration Date" is defined in Section 2 below.
                  "Facility C Commitment Amount" means the sum of $2,500,000. "Facility C Maturity Date" is defined in Section 3 below. "Facility C Note" means the Facility C Note dated the date hereof from the Borrower to the Bank in the maximum principal amount of $2,500,000, as the same may hereafter be amended, modified or replaced from time to time.

         2. Extension and Modification of Facility B Loan. (a) In order to extend the expiration of the equipment loan facility known as the Facility B Loan under the Credit Agreement, Section 2.02(A) of the Credit Agreement is hereby modified and amended such that the term "Facility B Expiration Date" shall hereafter mean September 30, 1999.

         (b) In order to conform the Floating Rates and LIBOR Option terms and conditions applicable to the Facility B Loans, Section 2.02(C) of the Credit Agreement is modified and amended such that the same Floating Rate Margin and LIBOR Margin tables set forth below in Sections (3)(c) and (d) of this Sixth Amendment shall hereafter apply to the interest rate provisions of any Facility B Loan made hereafter.



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         3.  Extension of Maturity and  Modification  of Facility C Loan. (a) In
order to extend the maturity date of the revolving line of credit known as the Facility C Loan under the Credit Agreement, Section 2.03(A) of the Credit Agreement is hereby modified and amended such that the term "Facility C Maturity Date" shall hereafter mean September 30, 1999.

         (b) In order to eliminate the borrowing base limitation heretofore applicable to the Facility C Commitment Amount, Section 2.03(A) of the Credit Agreement is hereby modified to delete therefrom the clause reading " the lesser of:(i) sixty percent (60%) of Eligible Accounts; or (ii). . ." Any and all provisions of the Credit Agreement requiring the Borrower to furnish borrowing base certificates to the Bank are hereby deleted.

         (c) In order to modify the Floating Rate Margin adjustment provisions on the Facility C Loan, Section 2.03(D) of the Credit Agreement is hereby amended to replace the Floating Rate Margin table therein with the following:

                  Ratio of Total Liabilities
                    to Tangible Net Worth                     Margin
                    ---------------------                     ------

                  2 to 1 or greater                             0%

                  Between 1.5 to 1 and 2 to 1               (-1/4%)

                  Below 1.5 to 1                            (-1/2%)


         (d) In order to modify the LIBOR Margin adjustment provisions on the Facility C Loan, Section 2.03(E)(vi) of the Credit Agreement is hereby amended to replace the LIBOR Margin table therein with the following:



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                  Ratio of Total Liabilities
                    to Tangible Net Worth                     Margin
                    ---------------------                     ------


                  2 to 1 or greater                        2.50%

                  Between 1.5 to 1 and 2 to 1              2.25%
                  Between 1 to 1 and 1.5 to 1              2.00%
                  Below 1.00 to 1                          1.75%

          4. Modification of Letter of Credit Fees. Section 2.07 of the Credit Agreement is hereby amended to reduce the fee payable with respect to standby letters of credit which may be issued from time to time in the future from 2% of the stated amount to 1% of the stated amount of each such letter of credit.

         5. Modification of Certain Reporting Requirements. (a) Section 5.03(e) of the Credit Agreement, which required quarterly work-in-process reports, is hereby deleted and such reports are no longer required.

         (b) Section 5.03(f) of the Credit Agreement, which required that the Borrower furnish monthly account receivable aging reports and job status reports to the Bank, is hereby deleted and such reports are no longer required.

         (c) Section 6(c) of the Second Amendment, which permitted annual audits by the Bank of the Company's books and records, is hereby deleted and no audits hereafter shall be required.

         6. Modification of Financial  Covenants.  The following  subsections of
Section 5.03 of the Credit Agreement are hereby amended to read as follows:



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                           "(j)     Maintenance of Tangible  Net Worth.   Permit
consolidated Tangible Net Worth of the Borrower to be less than $1,500,000 as of the end of any fiscal quarter beginning with the fiscal quarter ended December 31, 1998.

                            (k)  Maintenance  of  Ratio of Total  Liabilities to
Tangible Net Worth. Permit the ratio of consolidated Total Liabilities to consolidated Tangible Net Worth of the Borrower to be more than 6.0 to 1 as of the end of any fiscal quarter, beginning with the fiscal quarter ended December 31, 1998.

                            (l) Debt Service  Coverage  Ratio.  Permit the ratio
of (i) the sum of net income after taxes, plus depreciation, amortization and interest expense for any fiscal year, to (ii) the sum of current maturities of long-term Indebtedness as of the end of such fiscal year plus interest expense for such fiscal year to be less than 1.50 to 1 on a consolidated basis.

                             (m)Current Ratio.  Permit the ratio of consolidated
Current Assets to consolidated Current Liabilities as of the end of any fiscal quarter, beginning with the fiscal quarter ended December 31, 1998, to be less than .80 to 1.

                           (n)   Quick Ratio.  Permit the ratio of: (i) the  sum
of consolidated cash and equivalents plus consolidated  accounts receivable,  to
(ii) consolidated Current Liabilities, as of the end of any fiscal quarter, beginning with the fiscal quarter ended December 31, 1998, to be less than .60 to 1."

         7. Estoppel. The Borrower represents, warrants and agrees to and with the Bank as follows:

                  (i) there is currently no outstanding principal balance of the Facility C Note;


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                  (ii) that each of the Loan  Documents is in full force and effect;

                  (iii) that this Amendment and the Facility C Note have been duly authorized, executed and delivered by the Borrower, and constitutes legal, valid and binding obligations of each of the Borrower, enforceable against it in accordance with their respective terms; and

                   (iv) that the Borrower has no offset, defense or counterclaim with respect to any of its obligations under any of the Loan Documents (any such offset, defense or counterclaim as may now exist being hereby irrevocably waived by the Borrower).

         8. Continuing Effect; Entire Agreement. Except to the extent expressly modified hereby, all the terms and conditions of the Loan Documents shall continue in full force and effect. This Sixth Amendment and all other instruments, agreements and certificates executed and delivered by the parties in connection herewith and therewith, constitutes the entire agreement and understanding of the parties hereto with respect to the modification contemplated hereby of any and all of the Loan Documents, and this Sixth Amendment supersedes all prior and contemporaneous discussions, agreements and understandings, whether written or oral, with respect to the subject matter hereof.

         9. Continuing Priority. This Agreement is not intended to, and shall not, adversely affect or impair in any way the continuing priority of the lien of the security interests heretofore granted to the Bank as security for the Obligations.


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

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WITNESS OR ATTEST:                          SUMMIT BANK


By:/s/ Craig Z. Pasko                       By:/s/Anthony W. LaMarca
------------------------                    ------------------------
CRAIG Z. PASKO                              ANTHONY W. LAMARCA


ATTEST:                                     TOTAL RESEARCH CORPORATION


By:/s/Richard J. Morrow, Jr.                By:/s/ Eric Zissman
----------------------------                -------------------------
RICHARD J. MORROW, JR.                      ERIC ZISSMAN